Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

24. SUBSEQUENT EVENTS

Under Austria’s current group taxation system, an Austrian entity may utilize the tax losses of all direct foreign subsidiaries. On February 28, 2014, the Austrian government enacted legislation abolishing the utilization of foreign losses, where the direct foreign subsidiary is not a member of the European Union. Furthermore, any foreign losses previously used by Austrian entities arising in those direct non European Union subsidiaries will be subject to recapture in Austria. In light of this legislation, the Company anticipates taking a charge to tax expense of approximately $25 million to $30 million during the first quarter of 2014. The tax is payable over three years, commencing in 2015.